TD Waterhouse
                              Family of Funds, Inc.

                              California Municipal
                             Money Market Portfolio

                               New York Municipal
                             Money Market Portfolio


                                   PROSPECTUS


                                     [LOGO]


                                 January 1, 2000
                         As supplemented July 28, 2000

As with any mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                       TD Waterhouse Family of Funds, Inc.

                                TABLE OF CONTENTS


                RISK AND RETURN SUMMARY                                  3
                Investment Objectives                                    3
                Investment Strategies                                    3
                Principal Risks                                          4
                Who May Want to Invest                                   4
                Expenses                                                 5

                HOW TO BUY AND SELL SHARES                               6
                How to Buy Shares                                        6
                How to Sell Shares                                       7
                How to Exchange Between Portfolios                       7
                Telephone Transactions                                   8

                SHAREHOLDER INFORMATION                                  8
                Pricing Your Shares                                      8
                Dividends                                               10
                Taxes                                                   10
                Statements to Shareholders                              11

                PORTFOLIO MANAGEMENT                                    12
                Investment Manager                                      12
                Administrator                                           12
                Distributor                                             12
                Shareholder Servicing                                   12

                ABOUT CALIFORNIA AND NEW YORK                           13
                California                                              13
                New York                                                13

                FOR MORE INFORMATION                            Back cover

--------------------------------------------------------------------------------

                       TD WATERHOUSE FAMILY OF FUNDS, INC.


RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The California Municipal Money Market Portfolio ("California Portfolio") seeks maximum current income that is exempt from federal and California state income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Municipal Money Market Portfolio ("New York Portfolio") seeks maximum current income that is exempt from federal, New York state and city income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that a Portfolio will be able to achieve its investment objective or maintain a stable share price.

INVESTMENT  STRATEGIES
Each of the California Portfolio and the New York Portfolio (together, the "Portfolios") is a no-load money market fund intended solely for either California or New York residents, respectively. Each Portfolio invests in high quality municipal obligations issued by its corresponding state (California or New York), the state's political subdivisions and other qualifying issuers believed by TD Waterhouse Asset Management, Inc. ("TD WAM" or the "investment manager") to present minimal credit risk.

Normally, each Portfolio will invest at least 80% of its assets in municipal securities. These securities may include those issued by the Portfolio's corresponding state or the state's political subdivisions, authorities or instrumentalities or by corporations established for a public purpose. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer's bond counsel, the income from these securities is exempt from the specific state's personal income tax and federal income tax. However, this income may be subject to the federal alternative minimum tax.

Municipal securities may be either "general obligation" or "revenue" securites; that is, they may be secured by a pledge of the issuing municipality's full credit or rely on the revenues of a particular project or other special revenue.

When suitable tax-exempt securities of the specific state are unavailable, a Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. In addition, a Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, a Portfolio may invest its assets temporarily, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that at the time of purchase are in the two highest short-term rating categories or are of equivalent quality in the judgment of the investment manager.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the Statement of Additional Information. Unless otherwise noted, each Portfolio's investment objective and policies may not be changed without a shareholder vote.

PRINCIPAL RISKS

The income from a Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, make principal and interest payments. Funds that invest primarily in high quality securities are subject to less credit risk than funds that invest in lower quality securities.

The yields of California or New York municipal securities depend on, among other things, conditions in that state's municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each Portfolio's "non-diversified" status allows it to invest more than 5% of its assets in a single issuer. As a result, the Portfolios are riskier than other types of money market funds that require greater diversification among issuers. Because the Portfolios invest primarily in securities issued by a single state and its municipalities, the Portfolios are more vulnerable to unfavorable developments within that state, than funds that invest in municipal securities of many states. For more information about California and New York, see "About California and New York."

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio's risks.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.

WHO MAY WANT TO INVEST
The Portfolios may be appropriate for the following  investors:
     o Investors looking to earn income that is exempt from federal and state of California or New York state and city income taxes.
     o    Investors looking for a liquid investment that preserves capital.
     o    Investors pursuing a short-term investment goal.

--------------------------------------------------------------------------------

EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                                           California      New York
                                                                            Portfolio      Portfolio
       Shareholder Transaction Fees (fees paid directly from
         your investment)(1)
       Maximum Sales Charge (Load) Imposed on Purchases                       None            None
       Annual Operating Expenses (expenses deducted from
         Portfolio assets)
       Management Fees(2)                                                    0.35%           0.35%
       Distribution (12b-1) Fees                                              None            None
       Shareholder Servicing Fees(2)                                         0.25%           0.25%
       Other Expenses(2)                                                     0.39%           0.39%
                                                                           -------       --------
       Total Operating Expenses(2)                                           0.99%           0.99%

1 Broker-dealers that are not affiliates of the Portfolios' investment manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.

2 Expenses are based on estimated amounts for each Portfolio's first fiscal period ending October 31, 2000. The investment manager has agreed to reduce expenses of each Portfolio (through paying certain expenses and waiving fees) for the first twelve months of each Portfolio's operations (September 1, 2000 through August 31, 2001), so that each Portfolio's total operating expenses during the period will not exceed 0.65%. Thereafter, these reductions will be voluntary and may be reduced or eliminated at any time upon notifying investors. The Portfolios' expenses, after taking into account such waivers and reimbursements, would be:

                                                California         New York
                                                 Portfolio         Portfolio
                  Management Fees                  0.25%             0.25%
                  Service Fees                     0.11%             0.11%
                  Other Expenses                   0.29%             0.29%
                                                 -------           -------
                  Total Net Operating Expenses     0.65%             0.65%

Example
This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year                3 years
                   ------                -------
                    $101                  $315

* Assuming current expense reduction arrangements that limit a Portfolio's operating expenses to 0.65%, your costs would be:

                   1 year                3 years
                   ------                -------
                     $66                  $281

--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------

It is anticipated that the Portfolios will commence operations on approximately September 1, 2000, and no purchase orders will be accepted prior to the date of commencement of operations.

Investors  may  purchase  shares of the  Portfolios  through an account  with TD
Waterhouse  Investor  Services,   Inc.  ("TD  Waterhouse"),   or  certain  other
broker-dealers.

If you would like to purchase shares of a Portfolio through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse brokerage account by completing and signing a TD Waterhouse New Account Application. To request an application, please call 1-800-934-4448. Mail it, together with your check in the amount you wish to purchase, in the postage-prepaid envelope provided with the TD Waterhouse New Account Application.

The Portfolios are part of the TD Waterhouse Family of Funds, Inc. The other portfolios are offered through a separate prospectus.

Account Protection. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Portfolios, are fully protected for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining coverage, which covers securities only, is provided by a private insurance carrier.

Investment Minimums. There is currently no minimum requirement for initial and subsequent purchases of Portfolio shares. However, Portfolio shares are subject to automatic redemption should the TD Waterhouse brokerage account in which they are held be closed or if TD Waterhouse imposes certain requirements with respect to its brokerage accounts and eligibility for sweep arrangements, including requirements relating to minimum account balances. Any minimum balance requirement will not apply to TD Waterhouse IRA accounts.

TD Waterhouse Investors Money Management Accounts. For those TD Waterhouse customers who qualify, a TD Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Debit Card. You should contact a TD Waterhouse Account Officer for more details. To set up your TD Waterhouse Investors Money Management Account, you should complete the appropriate section of the TD Waterhouse New Account Application.

HOW TO BUY SHARES
Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

--------------------------------------------------------------------------------

CUSTOMERS OF TD WATERHOUSE
You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

By Automatic Sweep. Free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.

Direct Purchases. A TD Waterhouse brokerage customer may purchase shares of either Portfolio by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448. You may buy shares by mailing or bringing your check to any TD Waterhouse office. Checks should be made payable to "TD Waterhouse Investor Services, Inc." and you should write your TD Waterhouse account number on the check. The check will be deposited to your TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

Customers  of Selected  Broker-Dealers
Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Portfolios' distributor ("Selected Brokers"). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase Portfolio shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

--------------------------------------------------------------------------------

HOW TO SELL SHARES
To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under "How to Buy Shares." Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV per share.

Automatic Sweep Redemptions. Shares of your Sweep Portfolio may be sold automatically to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of the other Portfolio or any other fund of the TD Waterhouse Family of Funds, Inc. may be sold. In addition, shares will be sold to settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse.

If you have a TD Waterhouse Investors Money Management Account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Debit Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Debit Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Debit Card is set forth in the TD Waterhouse Investors Money Management Agreement provided to each customer who opens a TD Waterhouse Investors Money Management Account. ATM cash withdrawals may be made through participating financial institutions. Although TD Waterhouse does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

HOW TO EXCHANGE BETWEEN PORTFOLIOS
You may change your designated Sweep Portfolio to any other portfolio of the TD Waterhouse Family of Funds, Inc. at any time without charge. You may also exchange shares of a Portfolio for shares of another TD Waterhouse Family of Funds, Inc. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local TD Waterhouse office. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter.

--------------------------------------------------------------------------------

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.

Telephone Transactions
As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Pricing Your Shares
The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each day as of 12:00 noon and as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern time), except on days when either the New York Stock Exchange or the Portfolios' custodian is closed. Each Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payments are received by the Portfolio in the manner described under "How to Buy and Sell Shares."

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

--------------------------------------------------------------------------------

Dividends
On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors.

Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

Taxes
Federal Income Taxes. Each of the California Portfolio and the New York Portfolio intends to declare and distribute dividends exempt from federal income tax and California personal income tax or New York income tax, respectively. You will not be required to include the "exempt-interest" portion of dividends paid by a Portfolio in your gross income for federal income tax purposes. However, you will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends for federal income tax purposes may give rise to a federal alternative minimum tax liability or either California or New York state or local taxes. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's adjusted current earnings. Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in a Portfolio.

California Personal Income Taxes. The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California personal income tax, California law generally requires that, at the

--------------------------------------------------------------------------------

close of each fiscal quarter, at least 50% of the value of the California Portfolio's assets consists of obligations whose interest is exempt from California income tax when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from recognized market discount or gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio's dividends and distributions are not exempt from California state corporate income or franchise taxes.

New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will not be excluded from investment capital in determining state or city franchise and corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

General. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Statements to Shareholders
The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with annual audited and semi-annual unaudited financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, unless you request otherwise, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios will be sent to a single household without regard to the number of shareholders residing at such household.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Investment Manager
TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolios' investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager has agreed to assume certain expenses of each Portfolio (or waive its fees) from September 1, 2000 through August 31, 2001, so that the total operating expenses payable by each Portfolio during the period will not exceed 0.65% of its average daily net assets. Thereafter, these expense reductions will be voluntary and may be reduced or eliminated at any time upon notifying investors.

In addition to the Portfolios, the investment manager currently serves as investment manager to the other investment funds in TD Waterhouse Family of Funds, Inc., National Investors Cash Management Funds, Inc., TD Waterhouse Trust and to TD Waterhouse Bank, N.A. and as of June 30, 2000, had total assets under management in excess of $13 billion.

Administrator
As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, TD Waterhouse receives from each Portfolio an annual fee, payable monthly, of 0.10% of each Portfolio's average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. TD Waterhouse pays FDI's fees for providing these services.

Distributor
FDI acts as distributor of the Portfolios' shares for no compensation.

Shareholder Servicing
The Portfolios' Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

--------------------------------------------------------------------------------
ABOUT CALIFORNIA AND NEW YORK
--------------------------------------------------------------------------------

About California
California's economy is the largest among the 50 states and one of the largest in the world. The State has a diversified economy with major sectors in manufacturing, agriculture, services, tourism, international trade and construction. The State has a population of over 34 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Personal income was estimated at $964 billion in 1999. Total employment is over 15 million.

In the early 1990's, the State suffered a severe recession, with the worst economic, fiscal and budget conditions since the 1930's. The economy started into recovery in 1994, and has been growing strongly since that time, outpacing the national economy. The California economy shows continued strength overall which is expected to continue through 2000, but projections are for slower growth in the year 2001 and beyond.

The State of California has received significant tax revenues in recent years, deriving from the strong economy and stock market. General Fund revenues are estimated at $71.2 billion in FY 1999-00 and $73.8 billion in FY 2000-01. A large part of the State's annual budget is mandated by constitutional guarantees (such as for education funding and debt service) and caseload requirements for health and welfare programs. State General Obligation bonds are, as of June, 2000, rated "Aa3" by Moody's, "AA-" by Standard & Poor's, and "AA" by Fitch IBCA.

Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers and mandated expenditures for health, welfare and public safety, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

For more information about the State, see "INFORMATION ABOUT CALIFORNIA" in the Statement of Additional Information.

About New York
New York State ("New York" or the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole

--------------------------------------------------------------------------------
and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years. State per capital personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. The unemployment growth rate in 2000 is expected to be 2.1%, which, although lower than 1999's 2.6%, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9% in 2000, down from 5.1% in 1999. Personal income is expected to rise 6.1% in 2000, with a 7.5 percent increase in wages. Two major factors working to produce this impressive growth in wages are (1) the overall tightness in the labor market, and (2) the strong growth in financial sector bonus payments. Given the importance of the securities industry in the New York economy, a significant change in the stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast.

For more information about the State, see "INFORMATION ABOUT THE STATE OF NEW YORK" in the Statement of Additional Information.

--------------------------------------------------------------------------------













                      This page intentionally left blank.

                             TD Waterhouse Family of
                                   Funds, Inc.

FOR MORE INFORMATION
--------------------------------------------------------------------------------


More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI includes more information about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:


TD Waterhouse Investor Services, Inc.
Customer Service
100 Wall Street
New York, New York 10005

Telephone:  1-800-934-4448
Hearing impaired:  TTY 1-800-933-0555
Internet site:  http://www.tdwaterhouse.com

Text-only versions of the Portfolios'  prospectus and other documents pertaining
to  the   Portfolios   can  be  viewed  online  or   downloaded   from  the  SEC
(http://www.sec.gov).

You also can review and copy information about each Portfolio, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.

The Portfolios are series of TD Waterhouse Family of Funds, Inc., whose investment company registration number is 811-9086.


                                  TD Waterhouse
                              Family of Funds, Inc.

                              California Municipal
                             Money Market Portfolio

                               New York Municipal
                             Money Market Portfolio


                                   PROSPECTUS




                                 January 1, 2000
                         As supplemented July 28, 2000


                                     [LOGO]

                                  TD WATERHOUSE
                              FAMILY OF FUNDS, INC.
                    100 WALL STREET, NEW YORK, NEW YORK 10005
                TD WATERHOUSE, CUSTOMER SERVICE - 1-800-934-4448

                       STATEMENT OF ADDITIONAL INFORMATION
                 JANUARY 1, 2000, AS SUPPLEMENTED JULY 28, 2000

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated January 1, 2000, as supplemented July 28, 2000 (the "Prospectus") for the California Municipal Money Market Portfolio (the "California Portfolio") and the New York Municipal Money Market Portfolio (the "New York Portfolio," and together with the California Portfolio, the "Portfolios"), each a series of TD Waterhouse Family of Funds, Inc. (the "Company"). This Prospectus is incorporated by reference into this Statement of Additional Information.

To obtain a free copy of the Prospectus, please write to TD Waterhouse Investor Services, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4448.


                                TABLE OF CONTENTS
                                                                         PAGE
    GENERAL INFORMATION ABOUT THE COMPANY.................................. 2

    INVESTMENT POLICIES AND RESTRICTIONS .................................. 2

    OTHER INVESTMENTS AND TECHNIQUES ...................................... 7

    INFORMATION ABOUT CALIFORNIA ......................................... 20

    INFORMATION ABOUT NEW YORK ........................................... 26

    PORTFOLIO TRANSACTIONS ............................................... 33

    DIRECTORS AND EXECUTIVE OFFICERS ......................................34

    INVESTMENT MANAGEMENT, DISTRIBUTION
    AND OTHER SERVICES ................................................... 37

    DIVIDENDS AND TAXES .................................................. 41

    SHARE PRICE CALCULATION .............................................. 46

    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ....................... 47

    PERFORMANCE .......................................................... 48

    SHAREHOLDER INFORMATION .............................................. 51

                                  TD WATERHOUSE
------------------------------------------------------------------------------
                              FAMILY OF FUNDS, INC.

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD
Waterhouse Family of Funds, Inc. on September 20, 1999. Because the Company offers multiple portfolios (including the Portfolios), it is known as a "series company." The Company currently has three other investment portfolios with various investment objectives and policies. As of the date of this SAI, the Portfolios had not yet commenced operations.

The California Portfolio seeks maximum current income that is exempt from federal and California state income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The New York Portfolio seeks maximum current income that is exempt from federal, New York state and city income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The investment manager of the Portfolios is TD Waterhouse Asset Management, Inc. (the "Investment Manager").

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, each Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of a particular Portfolio, means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and restrictions.

As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act ("Rule 2a-7"), in their pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See "Rule 2a-7 Matters" below.

MUNICIPAL SECURITIES
The Portfolios invest primarily in municipal securities issued by a specific state (California or New York) and its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, which may include the various territories and possessions of the United States, such as Puerto Rico. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("SEC"), although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include  industrial  development  bonds.  Municipal  bonds  may  also be  "moral
obligation"   bonds,  which  are  normally  issued  by  special  purpose  public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax (other than the Alternative Minimum Tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the "Code") have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

TENDER OPTION BONDS. Each Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

VARIABLE OR FLOATING RATE OBLIGATIONS. Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

ALTERNATIVE MINIMUM TAX (AMT). Municipal securities are also categorized according to whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the securities are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance of the securities, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the securities.

ADDITIONAL RISK CONSIDERATIONS. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio's holdings would be affected and the Board of Directors would reevaluate the Portfolio's investment objective and policies.

OTHER INVESTMENTS AND TECHNIQUES

CASH AND CASH EQUIVALENTS; TAXABLE INVESTMENTS
Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and either California or New York state income tax (as applicable). For example, a Portfolio may invest in obligations whose interest is taxable when suitable state specific tax-exempt securities are unavailable or pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.

BANK OBLIGATIONS
Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investment in foreign bank obligations are subject to the additional risks associated with foreign securities.

CERTIFICATES OF PARTICIPATION

Each Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

COMMERCIAL PAPER AND SIMILAR SECURITIES
Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex - Ratings of Investments."

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan parts.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan parts on a regular basis.

FOREIGN SECURITIES
Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks, and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

GOVERNMENT SECURITIES
Each Portfolio may invest in government securities. The term "government securities" for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.

INVESTMENT COMPANY SECURITIES
A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio may not acquire collectively more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

REPURCHASE AGREEMENTS
Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

ZERO COUPON BONDS
Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

BORROWING
Each  Portfolio  may  borrow  from  banks  and  engage  in  reverse   repurchase
agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will borrow money from a bank only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

CREDIT ENHANCEMENT FEATURES
Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

DIVERSIFICATION AND CONCENTRATION
Each Portfolio is classified as "non-diversified" for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state, than funds that invest in municipal securities of many states.

Neither Portfolio will concentrate its assets in the securities of issuers in any industry. As a fundamental policy, except as set forth below, each Portfolio may not purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in U.S. government securities, repurchase agreements covering U.S. government securities, shares of other investment companies, including unit investment trusts and mutual funds, and industrial development bonds relating to a single industry. Although a Portfolio does not currently intend to do so on a regular basis, it may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio's risks.

ILLIQUID SECURITIES
Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment).

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid for purposes of a Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities. With respect to municipal lease obligations, the Investment Manager will consider, pursuant to procedures adopted by the Board of Directors, the following: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Manager.

PUT FEATURES
Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

RULE 144A SECURITIES
If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

RULE 2A-7 MATTERS
Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See "Annex - Ratings of Investments."

No Portfolio may invest more than 5% of its total assets in the securities of any one issuer unless the securities are first tier securities. A Portfolio's investment in second tier "conduit securities" (as defined in Rule 2a-7) is limited to 5% of the Portfolio's total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

SECTION 4(2) PAPER
Each Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. The Investment Manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio's investments in Section 4(2) paper on a continuous basis.

SECURITIES LENDING
Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

STANDBY COMMITMENTS
Each Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

TEMPORARY DEFENSIVE POSITION
When market or business conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody's or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and either California or New York state income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES
Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by a Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

                        _________________________________


FUTURE DEVELOPMENTS
Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH PORTFOLIO. A PORTFOLIO MAY NOT (UNLESS NOTED OTHERWISE):

(1) with respect to the California Portfolio, normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(2) with respect to the New York Portfolio, normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York State personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(3) issue senior  securities,  except as permitted under the Investment  Company
Act;

(4) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(5) borrow money, except that a Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(11) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. EACH PORTFOLIO DOES NOT CURRENTLY INTEND:

(i) to purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or

(ii) to invest in financial futures and options thereon.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the state of California and its political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the state of California could have an adverse impact on the financial condition of the state of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the state of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

GENERAL
California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980's, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, immigration from the other states has increased and once more represents net positive growth. Total personal income in the State, at an estimated $964 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By the end of 1999, unemployment in the State was at its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but with economic conditions in many Asian countries recovering in 1999, that year had the strongest economic growth in the State for the entire decade. Current forecasts predict continued strong growth of the State's economy in 2000, with slower growth in 2001 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

LIMITATION ON PROPERTY TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. In addition, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues. Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs.

Article XIIID also contains several new provisions affecting "fees" and "charges" imposed upon a parcel or upon a person as an incident of property ownership. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or which are used for unrelated purposes. With certain exceptions, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the issuer, two-thirds voter approval by the electorate residing in the affected area.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. Certain expenditures for items including the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, or appropriations made in certain cases of emergency are not included in the Article XIIIB appropriations limit. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. However, because of extraordinary revenue receipts estimated for 1999-00 and 2000-01, State appropriations are now estimated to be close to the limit. The State has several options to make expenditures in categories which are exempt from the limit, if needed to avoid a tax rebate.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution and the ambiguities and possible inconsistencies in their terms, it is not currently possible to determine fully the impact of these Articles on

California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA
Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of April 1, 2000, the State had outstanding approximately $20.6 billion of long-term general obligation bonds, plus $679 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In 1998-99, debt service on these obligations was approximately 4.4% of General Fund revenues.

RECENT FINANCIAL RESULTS
The principal sources of General Fund revenues in 1998-99 were the California personal income tax (53% of total revenues), the sales tax (32%), bank and corporation taxes (10%), and the gross premium tax on insurance (2%). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile; any sustained drop in stock market levels could have a significant impact on these revenues.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

RECENT BUDGETS. As a result of the severe economic recession from 1990-94 and other factors, the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between 1991-92 and 1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools. The budget deficits also led to cash flow shortfalls which led the State to use external cash flow borrowing over the end of the fiscal year for several years to fund the deficit.

With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from 1995-96 onward. No external deficit borrowing has occurred over the fiscal year since 1994-95, and the accumulated budget deficit from the recession years has finally been eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $3.1 billion at June 30, 1999.

FY 1999-2000 BUDGET. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the 1999-00 Budget Act called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The final spending plan included several targeted tax cuts for businesses, totaling under $100 million in 1999-00, and an additional cut in the Vehicle License Fee (the "VLF") described below.

FY 2000-01 BUDGET. The Governor signed the 2000-01 Budget Act on June 30, 2000. The Budget reflects major increases in General Fund revenue. Total receipts are estimated to increase by 21% in 1999-00 and a further 3% in 2000-01. Before signing, the Governor used his line item veto authority to delete $1.1 billion in 2000-01 budget spending, of which about $1 billion is from the General Fund. The Budget authorizes total state spending from all funds of $99.4 billion in 2000-01, of which $78.8 billion is from the General Fund, $15.6 is from the Special Fund and $5.0 billion is from the bond funds. The Budget also includes $7.5 billion in one-time expenditures and a prudent reserve of $1.78 billion following a projected balance in the SFEU of $7.235 billion as of June 30, 2000. The Budget also includes $592 million for encumbrances and $500 million for litigation in 2000-01. The Budget's major funding priorities are education, transportation, tax relief and housing. Most significantly, it provides a total spending of $43 billion for K-12 education, which is an increase of $5 billion, or 13%, from last year's budget. In higher education, the budget includes a $487.7 million increase in General Fund support for University of California, a $278.9 million increase in General Fund support for California State University and a $389 million increase in General Fund support for community colleges. The Budget also provides a total of $9.6 billion for transportation funds in 2000-01, which consists of $2 billion in funding for a new six-year Traffic Congestion Relief Program, and $7.6 to implement the State's ongoing transportation program. Furthermore, the Budget provides $20.3 billion for health and social services, which is a 14.7% increase from last year's budget.

The 2000-01 Budget Act includes approximately $1.5 billion in tax relief for 2000-01, which consists of an acceleration of VLF reductions, as well as tax credits for teachers, child care and other targeted relief. The 1998-99 Budget Act included a phased in cut in the Vehicle License Fee (an annual tax on the value of cars in the

State). Starting in 1999, the VLF was reduced by 25%. The 1999-00 Budget Act included an additional cut of 10%, for a cumulative reduction of 67.5% through 2003. The 2000-01 Budget Act accelerates the VLF cumulative reduction with a projected loss in the General Fund of $887 million in 2000-01, $1,426 million in 2001-02, and $553 million in 2002-03.

Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be marked by mandated spending on education, a rising prison population and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.


BOND RATING
The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of June, 2000 were assigned ratings of "AA-" from Standard & Poor's, "Aa3" from Moody's and "AA" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. The Legislature has enacted a more comprehensive plan to restore some funds to local governments, contained in a proposed constitutional amendment which will be on the November, 2000 ballot for voter approval. To the extent the State should be constrained by its Article XIIIB appropriations limit, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments.

ASSESSMENT BONDS. California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.

CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.


OTHER CONSIDERATIONS
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program). Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the project area decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.

The effect of these various constitutional and statutory changes or provisions upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Furthermore, future challenges to existing or future legislation or budget provisions could adversely affect the State or other issuers of California municipal obligations.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the state of New York and its political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the state of New York could have an adverse impact on the financial condition of the state of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the state of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

ECONOMIC FACTORS. New York State ("New York" or the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. The unemployment growth rate in 2000 is expected to be 2.1%, which, although lower than 1999's 2.6%, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9% in 2000, down from 5.1% in 1999. Personal income is expected to rise 6.1% in 2000, with a 7.5 percent increase in wages. Two major factors working to produce this impressive growth in wages are (1) the overall tightness in the labor market, and (2) the strong growth in financial sector bonus payments. Given the importance of the securities industry in the New York State economy, a significant change in the stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast.

FISCAL YEAR 2000-01. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. A transfer of the $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

Personal income tax collections for 2000-01 are projected to reach $24.33 billion, or approximately $4 billion above the reported 1999-00 collection total. Much of this increase is associated with the $3.4 billion net impact of the transfer of the surplus from the 1999-2000 to the current year as partially offset by the diversion of an additional $1.99 billion in income tax receipts to the STAR Fund. The STAR program was created in 1998 as a State-funded local property tax relief program funded through the use of personal income tax receipts. The most significant statutory changes made this fiscal year provide for: an increase, phased in over two years, in the earned income tax credit from 25% to 30% of the federal credit; a three-year phased-in reduction of the marriage penalty; a four-year phased-in deduction or credit for college tuition; and enhancement of the child and dependent care credit effective January 1, 2000.

Receipts from user taxes and fees receipts are projected to total $7.02 billion, a decrease of $583 million from reported collections in 1999-2000. User taxes and fees are comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, tobacco products, alcoholic beverage, auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle fees and all of the highway use tax are earmarked for dedicated transportation funds.

Total business tax collections in 2000-01 are projected to be $4.23 billion, $332 million below results for the prior fiscal year. Business taxes include receipts from: (1) franchise tax levies imposed on general business corporations, banks and insurance companies; (2) gross receipts taxes on energy and telecommunication service providers; and (3) a tax imposed at various rates on petroleum business taxes.

Estate and gift tax, the real property gains tax and pari-mutuel taxes are projected to total $766 million, $341 million below 1999-2000 levels. The primary factors accounting for this decline are legislation enacted previously that repealed both the real property gains tax and the gift tax, and significantly reduced estate tax rates, and the incremental effects of tax reductions in the pari-mutuel tax.

Miscellaneous receipts, including investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues, are projected to reach $1.34 billion, down $309 million from the prior year. This reflects the absence in 2000-01 of non-recurring receipts received in 1999-2000 and the phase-out of the medical provider assessments, completed in January 2000. The State Comptroller has restated medical provider assessments in the General Fund, which has the effect of increasing reported miscellaneous receipts and spending in grants to local governments by $120 million in 1997-98 and $82 million in 1998-99.

Transfers from other funds are projected to total $2.03 billion, or $108 million less than total receipts from this category during 1999-2000. Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to decrease by $74 million consistent with the sales tax projections described above, while transfers from all other funds are expected to decrease by $34 million.

General Fund disbursements in 2000-01, including transfers to support capital projects, debt service and other funds are estimated at $38.92 billion. This represents an increase of $1.75 billion or 4.7% over 1999-2000. Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and not-for-profit organizations, as well as entitlement payments for individuals. Grants to local governments are projected at $26.83 billion in 2000-01, an increase of $1.20 billion or 4.7% over 1999-2000. The 1999-2000 State Financial Plan contains actions that provide non-recurring resources totaling approximately $36 million, excluding use of the 1999-2000 surplus.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time. As a result, there can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. State law requires the Governor to propose a balanced budget each year. The State projects a budget gap in the 2001-02 fiscal year of approximately $2 billion. In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion. Sustained growth in the State's economy could contribute to closing potential budget imbalances over the next several years, both in terms of higher than projected tax receipts and in lower than expected entitlement spending. The Division of Budget will formally update its projections of receipts and disbursements for future years as part of the Governors' 2001-02 Executive Budget submission. The revised expectations for these years will reflect updated estimates of receipts and disbursements as well as new 2001-02 Executive Budget recommendations.

PUBLIC ASSISTANCE. Spending on welfare is projected in the 2000-01 fiscal year at $1.20 billion, a decline of $77 million from the prior year. This decrease results from a projected caseload decline of approximately 65,000 recipients (or 7.4%) to an average annual total of approximately 814,000 recipients in 2000-01. Welfare spending also reflects increased availability of federal Temporary Assistance for Needy Families (TANF) Block Grant funds.

MEDICAID. Medicaid is the second largest program, after grants to local governments, in the General Fund. Payments for Medicaid are projected to be $5.59 billion in 2000-01. This reflects underlying spending growth in this program of 4%, and efforts to maximize federal moneys. In addition, resources from the tobacco settlement revenues are utilized to support overall health care spending.

STATE DEBT. As of March 31, 2000, the State had $4.6 billion of general obligation bonds outstanding. The State's 2000-01 borrowing plan projects issuances of $367 million in general obligation bonds (including $45 million for purposes of redeeming outstanding BANs). The State does not anticipate issuing new BANs during the 2000-01 fiscal year. The State is expected to issue $276 million in Certificates of Participation to finance equipment purchases during 2000-01 fiscal year. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.91 billion, including costs of issuance.

THE STATE AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1999, there were 17 public authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Metropolitan Transportation Authority (MTA) receives the bulk of this money in order to provide transit and commuter services. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan.

METROPOLITAN TRANSPORTATION AUTHORITY. Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-2001 Enacted Budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. The currently approved 2000-2004 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

THE CITY OF NEW YORK. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. In 1999, the City released the Financial Plan for the fiscal years 2000-2003. While the Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, it projects budget gaps of $1.44 billion, $1.64 billion and $1.17 billion in fiscal years 2001 through 2003, respectively. The City is undertaking gap closing actions, which are proposed in the Financial Plan. The City has maintained balanced budgets in each of the last 19 fiscal years and is projected to achieve balanced operating results for the 2000 fiscal year. However, there can be no assurance that the gap closing actions can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.

The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. The City projects that local revenues will provide approximately 67.6% of total revenues in fiscal year 2000, while federal and state aid, including unrestricted aid and categorical grants, will provide 32.4% in the same year.

The City is the largest municipal debt issuer in the nation and is nearing the constitutionally-permissible limit on its general obligation debt. To provide for the City's capital program, State legislation was enacted in 1997 which created the Transitional Finance Authority ("TFA"), the debt of which is not subject to the general debt limit of the City. Without TFA or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. In 1999, the City created TSASC, Inc., a not-for-profit corporation, empowered to issue tax-exempt debt backed by tobacco settlement revenues. TSASC is currently expected to issue approximately $2.8 billion of bonds. If TSASC is not able to issue bonds in the amount expected, the City will need to find another source of financing or substantially curtail or halt its capital program. In addition to general obligation debt, the City has other long-term obligations, including capital leases and bond transactions of public benefit corporations that are components of the City or whose debt is guaranteed by the City.

OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of a Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Disinterested Directors"), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.

DIRECTORS AND EXECUTIVE OFFICERS

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The directors and executive officers of the Company, along with their principal occupations over the past five years and their affiliations, if any, with the
Investment Manager and Funds Distributor, Inc. ("FDI"), the Company's distributor, are listed below.

RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director or Trustee of each of the Company, National Investors Cash Management Fund, Inc. ("NICM") and TD Waterhouse Trust ("TDT") since December 12, 1995, February 26, 1998 and September 8, 1999, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 57 years old. Mr. Dalrymple's address is 70 West Red Oak Lane, White Plains, NY 10604.

CAROLYN B. LEWIS, Director. Ms. Lewis has served as a Director or Trustee of each of the Company, NICM and TDT since February 26, 1998, February 26, 1998 and September 8, 1999, respectively. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over 30 years at the United States Securities & Exchange Commission (SEC) in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including Chairman of the Board of Trustees of the American Hospital Association. She is 63 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.

GEORGE F. STAUDTER*, Director. Mr. Staudter has served as Chairman of the Board of Directors of the Company and Chairman and Trustee of the Board of Trustees of TDT since December 12, 1995 and September 8, 1999, respectively. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. He is 68 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.

LAWRENCE J. TOAL, Director. Mr. Toal has served as a Director or Trustee of each of the Company and TDT since December 12, 1995 and September 8, 1999, respectively. Mr. Toal is President and Chief Executive Officer of Dime Bancorp, Inc. and Chairman, President and Chief Executive Officer of its subsidiary, The Dime Savings Bank of New York, FSB (the "Dime"). He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 63 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.

GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Director of Client Services of FDI since April 1998, and an officer of certain investment companies distributed by FDI or its affiliates. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. He is 45 years old.

CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Vice President and Senior Associate General Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. He is 35 years old.

            * THIS DIRECTOR IS AN "INTERESTED PERSON" OF THE COMPANY. ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109

On June 30, 2000, the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Portfolios.

Officers and directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. The Company expects to pay or accrue annual total directors' fees of approximately $45,000 per year to those directors who are not designated as interested persons ("Disinterested Directors"). Each Disinterested Director serving on the board of a company in the "Fund Complex" (which also includes NICM and TDT, other investment companies advised by the Investment Manager) receives (i) a complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving two boards of the Company and TDT, and (iii) a supplemental annual retainer of $2,500 if serving on all three boards of TD WFF, TDT and NICM, and (iv) a meeting fee of $3,000 for each meeting attended. Directors who are interested persons of the Company may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amount of compensation that the Company and the Fund Complex paid to each director (or Trustee as the case may be) for the fiscal year ended October 31, 1999, was as follows:


                                                Pension or
                             Aggregate          Retirement         Estimated
                            Compensation     Benefits Accrued        Annual          Total Compensation
     Name of Board              from            as Part of       Benefits Upon     from Fund Complex (1)
         Member             Company (3)     Company's Expenses     Retirement    Paid to Board Members (3)
         ------             -----------     ------------------     ----------    -------------------------
Richard W. Dalrymple           $9,375               $0                 $0                 $25,000

Carolyn B. Lewis (2)           $9,375               $0                 $0                 $25,000

George F. Staudter (3)           $0                 $0                 $0                    $0

Lawrence J. Toal              $15,000               $0                 $0                 $25,000

---------------------------------

(1) "Fund Complex" includes the Company, NICM as well as TDT, investment companies also advised by the Investment Manager.
(2)  Interested director of the Company.
(3) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

INVESTMENT MANAGEMENT
TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.

The Investment Manager is an indirect majority-owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., an affiliate of the Investment Manager and as of June 30, 2000 had total assets under management in excess of $13 billion. Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Company, establishes procedures for personal investing and restricts certain transactions.

The Investment Management Agreement, will continue in effect with respect to each Portfolio for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Board of Directors or by vote of the shareholders of each Portfolio, and in either case by a majority of Disinterested Directors who have no direct or indirect financial interest in the Investment Management Agreement. The Investment Management Agreement may be terminated as to a Portfolio at any time upon 60 days' prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of that Portfolio, and will terminate automatically upon assignment.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of such Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of a Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Portfolio's total return and yield. The Investment Manager has agreed to assume certain expenses of each Portfolio (or waive its fees) from September 1, 2000 through August 31, 2001 of each Portfolio's operations, so that the total operating expenses payable by such Portfolio during the period will not exceed 0.65% of its average daily net assets. Thereafter, any decrease in expense reductions will be voluntary and may be reduced or eliminated at any time upon notifying investors.

ADMINISTRATION
Pursuant to an Administration Agreement with the Company, TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), as Administrator, provides administrative services to each Portfolio. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, TD Waterhouse receives from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI's fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement, will continue in effect for an initial two-year term as to each Portfolio, and thereafter from year to year so long as such continuation is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors of the Company who have no direct or indirect financial interest in the Administration Agreement, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

DISTRIBUTION
The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, MA 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency Distribution Agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

The Distribution Agreement will continue in effect for an initial two-year term as to each Portfolio, and thereafter from year to year so long as such continuation is specifically approved by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company's Board of Directors, or a majority of the Disinterested Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING
The Board of Directors has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at an annual rate that may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Servicing Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Servicing Plan or any agreements relating thereto.

Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse, TD Waterhouse has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The Shareholder Services Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Shareholder Services
Agreement. The Shareholder Services Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Shareholder Services Agreement. Each Portfolio or TD Waterhouse may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Shareholder Services Agreement. The Shareholder Services Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TRANSFER AGENT AND CUSTODIAN
National Investor Services Corp. (also referred to as the "Transfer Agent"), 55 Water Street, New York, NY 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.20% of each Portfolio's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, 10th Floor, New York, NY 10286, acts as the custodian of each Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

OTHER EXPENSES
Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (including the Portfolios) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.

DIVIDENDS AND TAXES

DIVIDENDS
On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's NAV at $1.00 per share.

CAPITAL GAIN DISTRIBUTIONS
If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. It is not anticipated that a Portfolio will realize any capital gain from the sale of securities held for more than 12 months, but if it does so, this gain will be distributed annually.

TAX STATUS OF THE PORTFOLIOS
Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that either Portfolio will be liable for federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not either involve governmental supervision of management or investment practices or policies.

The Prospectus describes generally the tax treatment of distributions by the Portfolios. This section of the Statement of Additional Information includes additional information concerning federal and state taxes. Each of the California Portfolio and the New York Portfolio intends to invest primarily in obligations the interest on which is exempt from either California or New York personal income tax, respectively. Distributions from net investment income and net realized capital gains, if any, including exempt-interest dividends, may be subject to state taxes in other states.

FEDERAL INCOME TAX ISSUES. Distributions from a Portfolio will constitute exempt-interest dividends to the extent of such Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income.

Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of each Portfolio's policy of investing so that at least 80% of its income is free from federal income tax and either California or New York state personal income taxes, respectively.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which includes all tax-exempt interest) exceeds the AMTI of the corporation constitutes an upward adjustment for purposes of the corporate AMT. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Portfolio.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Portfolios may not be appropriate investments for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by a Portfolio or are "related persons" to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable, either prospectively or retroactively to the date the obligation was issued.

CALIFORNIA INCOME TAX ISSUES. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from recognized market discount or capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

NEW YORK INCOME TAX ISSUES. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will not be excluded from investment capital in determining state or city franchise and corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

OTHER TAX INFORMATION
Each Portfolio may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio generally may be required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

INDEPENDENT  AUDITORS  AND REPORTS TO  SHAREHOLDERS
The Company's independent auditors, Ernst & Young, LLP, 787 Seventh Avenue, New York, NY 10019, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of each Portfolio's shares on any given day is its NAV per share. NAV is calculated by the Company for each Portfolio on each day that the New York Stock Exchange (the "NYSE") and the Custodian are open. In addition to the holidays on which the NYSE is closed, the Custodian generally is also closed on Veteran's Day and Columbus Day.

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio's NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the directors may deem appropriate.

During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

It is anticipated that the Portfolios will commence operations on approximately September 1, 2000, and no purchase orders will be accepted prior to the date of commencement of operations.

For additional information regarding purchasing and selling shares of the Portfolios, see "How to Buy and Sell Shares" in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by the distributor.

Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. Each Portfolio may waive minimum investment requirements for purchases by directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.

The Company normally calculates the NAV of each Portfolio as of 12:00 noon and as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time), each day that the NYSE and the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio's portfolio securities may not occur on days when the Company is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

PERFORMANCE

The historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield," "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.

Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:

                      [(base period return + 1) 365/7] - 1.

The tax equivalent yield of a Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.

Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.

The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of each Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare a Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S.
Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.

TAX-EXEMPT VERSUS TAXABLE YIELD. Investors may want to determine which investment - tax-exempt or taxable - will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate.

OTHER ADVERTISEMENT MATTERS
The Portfolios may advertise the benefits of investing in municipal securities and the various effects of investing in municipal securities. For instance, a Portfolio's advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal federal and state tax bracket rates. All yields so advertised are for illustration only and are not necessarily representative of a Portfolio's yield.

In connection with its advertisements, a Portfolio may provide information about its Investment Manager, TD Waterhouse or any of the Portfolio's other service providers, including information relating to policies, business practices or services. For instance, a Portfolio may provide information about TD Waterhouse in its advertisements, including the difference between commissions paid on stock trades executed by TD Waterhouse compared to full-price and discount brokers (as illustrated below) and a description of services available through TD Waterhouse. This example is for illustrative purposes only; investors should contact the Customer Service Department at TD Waterhouse at 1-800-934-4448 for information about services and commissions.

Compare               1,000 shares @ $10          2,000 shares @ $14         3,000 shares @ $12
Our Price
MERRILL LYNCH
  On-Line             (Wrap Accounts Only)        (Wrap Accounts Only)       (Wrap Accounts Only)
  Touch-Tone          No Touch-Tone Trading       No Touch-Tone Trading      No Touch-Tone Trading
  Live Broker                  $264.60                     $513.00                    $622.65

SCHWAB
  On-Line                       $29.95                      $60.00                     $90.00
  Touch-Tone                    $99.00                     $145.44                    $161.28
  Live Broker                  $110.00                     $161.60                    $179.20

FIDELITY
  On-Line                       $25.00                      $45.00                     $65.00
  Touch-Tone                   $107.25                     $136.50                    $130.00
  Live Broker                  $165.00                     $210.10                    $200.00

TD WATERHOUSE
  ON-LINE                       $12.00                     $12.00                      $12.00
  TOUCH-TONE                    $35.00                     $35.00                      $35.00
  ACCOUNT   OFFICER             $45.00                     $45.00                      $45.00

----------
Survey date 5/9/00. Commission rates surveyed are for stocks and may vary for other products. Services vary by firm. Minimum commissions: on-line - $12.00, touch-tone - $35.00, Account Officer - $45.00. Trades over 5,000 shares will incur a 1 cent per share charge for the entire trade. This information is subject to change.

SHAREHOLDER INFORMATION

Each investment portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that portfolio. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio. Shareholders of the investment portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the investment portfolios:
50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; 10 billion shares of the California Municipal Money Market Portfolio; and 10 billion shares of the New York Municipal Money Market Portfolio. Each investment portfolio share is entitled to participate pro rata in the dividends and distributions from that portfolio.

The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.

Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Prior to the Portfolios' commencement of operations, FDI Distribution Services, Inc. ("FDISI"), a Delaware corporation with its principal business address at 60 State Street, Suite 1300, Boston, Massachusetts 02109, will own of record and beneficially all of each Portfolio's outstanding shares and be presumed to control (as that term is defined in the Investment Company Act) each Portfolio. FDISI, an affiliate of FDI, is a wholly-owned subsidiary of FDI Holdings, Inc., which in turn is a wholly-owned subsidiary of Boston Institutional Group, Inc. Following the commencement of each Portfolio's public offering of its shares, it is anticipated that FDISI will own less than 25% of such Portfolio's shares and therefore cease to be a controlling person of that Portfolio.

________________________________________________________________________________

ANNEX -- RATINGS OF INVESTMENTS

STANDARD AND POOR'S AND MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial   paper  rated  by  Standard  &  Poor's  ("S&P")  has  the  following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.

MIG-1 AND MIG-2 MUNICIPAL NOTES

Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although
they  are  somewhat  more   susceptible   to  adverse   effects  of  changes  in
circumstances and economic conditions.


MOODY'S INVESTORS SERVICE BOND RATINGS

AAA. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.